UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 13, 2017

DS HEALTHCARE GROUP, INC.

(Exact name of registrant as specified in its charter)

______________

Florida	001-35763	20-8380461
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5379 Lyons Road, Coconut Creek, FL 33073

(Address of Principal Executive Office) (Zip Code)

(888) 404-7770

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

———————

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 - Entry into a Material Definitive Agreement

NOTICE OF PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTION

DS Healthcare Group Inc. (DSKX) today provided notice of the proposed settlement (the “Settlement”) of derivative claims brought on behalf of DS Healthcare Group, Inc. (“DS Healthcare” or the “Company”) against certain of the Company’s current and former directors and officers.  The parties to the Action have entered into a Stipulation of Settlement (the “Stipulation”), which is subject to Court approval.  Details regarding the proposed Settlement are in the attached notice.

Item 9.01 - Financial Statement and Exhibits

(d) Exhibits

       99.1 Notice of Proposed Settlement of Derivative Class Action dated October 13, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DS HEALTHCARE GROUP, INC.

Date: October 13, 2017	By:	/s/ Robert Bellaflores
Robert Bellaflores
Chief Financial Officer